                                                                                                                                                                            EXHIBIT 23.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-184764) and Forms S-8 (No. 333-181178, No. 333-106661, No. 333-106656, and No. 333-118853) of First BanCorp. of our report dated March 29, 2013 relating to the financial statements of CPG/GS PR NPL, LLC which appears in this Form 10- K.

/s/ PricewaterhouseCoopers LLP

Dallas, Texas

March 17, 2014